SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exch ange Act of 1934

                    (Amendment No. _______)


   X           Filed by the Registrant

_____          Filed by a Party other than the Registrant

          Check the appropriate box:

                   X  Preliminary   Proxy Statement

                   __ Confidential, for Use of  the
                    Commission Only (as permitted  by
                    Rule 14a-6(e)(2))

                       Definitive Proxy Statement

                       Definitive  Additional Materials

                       Soliciting Material Pursuant
                    to 240.14a-11(c) or 240.14a-12

          GALAXY FOODS COMPANY, a Delaware corporation

        (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement if other than the Regi strant)

          Payment of Filing Fee (Check the approximate box)

                             X          No fee required.

                          _____           Fee computed  on  table
                    below per Exchange Act Rules 14a-6(i)(4)  and
                    O-11.

                                         1.   Title of each class
                         of   securities  to  which   transaction
                         applies:


                                         2.   Aggregate number of
                         securities to which transaction applies:


                                         3.    Per unit price  or
                         other  underlying value  of  transaction
                         computed   pursuant  to   Exchange   Act
                         Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


                                          4.    Proposed  maximum
                         aggregate value of transaction:



                                        5.   Total fee paid:

                          _____          Fee paid previously with
                    preliminary materials.

                          _____          Check box if any part of
                    the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    1.   Amount Previously Paid:

                    2.   Form, Schedule  or Registration Statement No.:

                    3.   Filing Party:

                    4.   Date Filed:

                      GALAXY FOODS COMPANY
                        2441 Viscount Row
                     Orlando, Florida 32809

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD JUNE 20, 2000

To the Shareholders:

The  Special Meeting of Shareholders of Galaxy Foods Company (the
"Company"),  will  be held June 20, 2000 at 10:00  a.m.  at  2441
Viscount Row in Orlando, Florida for the following purposes:

     1. To consider and act upon a proposal to amend the Company's Certificate of Incorporation, as amended, to change the name of the Company to "Galaxy Nutritional
        Foods, Inc."

     5. To transact such other business as may properly come before the meeting and any adjournment thereof.

Shareholders of record at the close of business on May  15,  2000 will be entitled to vote at the meeting or any adjournment thereof.

                                     By Order of the Board of Directors
                                     /s/ Cynthia L. Hunter
                                     Cynthia L. Hunter
                                     Corporate Secretary
Orlando, Florida
April 19, 2000


SHAREHOLDERS ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND  RETURN
IT  IN  THE  ENCLOSED STAMPED ENVELOPE BY RETURN  MAIL.   IF  YOU
ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                      GALAXY FOODS COMPANY
                        2441 Viscount Row
                     Orlando, Florida 32809

                         April 19, 2000

                         PROXY STATEMENT
                               FOR
               THE SPECIAL MEETING OF SHAREHOLDERS
                    to be held June 20, 2000

Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Galaxy Foods Company (the "Company"), a Delaware corporation, for the use at the Special Meeting of Shareholders to be held June 20, 2000 at 10:00 a.m. at 2441 Viscount Row in Orlando, Florida.

Only shareholders of record as of May 15, 2000 will be entitled to vote at the meeting and any adjournment thereof. As of April 19, 2000, 9,196,953 shares of Common Stock, par value $.01 per share, of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not, in any way, affect a shareholders' right to revoke it by written notice to the Secretary of the Company at any time before it is exercised or by delivering a later executed proxy to the Secretary of the Company at any time before the original proxy is exercised. This proxy statement and the form of proxy were first mailed to shareholders on or about May 18, 2000.

All properly executed proxies returned in time to be cast at the meeting will be voted. The shareholders will consider and vote upon a proposal to amend the Company's Certificate of Incorporation, as amended, to change the name of the Company to "Galaxy Nutritional Foods, Inc." Where a choice has been specified on the proxy with respect to the foregoing matter, the shares represented by the proxy will be voted in accordance with the specification, and will be voted FOR if no specification is indicated.

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.


PROPOSAL ONE    TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION,
                AS AMENDED, TO CHANGE THE NAME OF THE COMPANY TO
                "GALAXY NUTRITIONAL FOODS, INC."

GENERAL

The Board of Directors of the Company has approved an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") to change the name of the Company to "Galaxy Nutritional Foods, Inc." A copy of the proposed amendment to the Certificate of Incorporation changing the name of the Company, in substantially the form in which it is proposed to be filed, is attached as Exhibit A.

PURPOSE OF THE CHANGE OF THE COMPANY'S NAME TO "GALAXY NUTRITIONAL
FOODS, INC."

The purpose of the name change is to more clearly define the Company to its customers and to the financial markets as a company whose primary focus is the development, production, and distribution of healthy, nutritional foods. The proposed name change is consistent with the Company's historical marketing strategies and its efforts to brand its products in the nutritional food segment of the food manufacturing industry. The Company's main focus is on producing, marketing, selling and distributing healthy dairy-related alternatives for the retail, health food and food service markets and management believes that the name change will assist in distinguishing the Company as a producer of healthy foods, rather than a traditional food manufacturer.

If the name change is approved, shareholders will not be required to exchange their stock certificates issued under the name
"Galaxy Foods Company" for stock certificates issued under the Company's new name.


EFFECTIVENESS

In accordance with Delaware law and notwithstanding approval of the amendment by shareholders, at any time prior to the filing of the Certificate of Amendment, the Board of Directors may, in its sole discretion, abandon the proposed amendment without any further action by shareholders.


VOTING

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock is necessary for approval of the change in the Company's name to "Galaxy Nutritional Foods, Inc."

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE ``FOR'' THE APPROVAL OF THE CHANGE IN THE COMPANY'S NAME.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth to the knowledge of Management, each person of entry who is the beneficial owner of more than 5% of the 9,196,953 shares of the Company's Common Stock, $.01 par value ("Common Stock") outstanding as of April 19, 2000, the number of shares owned by each such person and the percentage of the outstanding shares represented thereby.

                               Amount and
Name and Address                Nature of                 Percent
of Beneficial Owner       Beneficial Ownership(1)        of Class(2)

Angelo S. Morini
2441 Viscount Row
Orlando, Florida 32809          4,952,743 (3)              46%

Cede & Co.
Box #20
Bowling Green Station
New York, New York              5,075,015 (4)            53.8%


(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, current directors, and holders of 5%
or more of the Company's issued and outstanding Common Stock is 10,747,884 shares. Does not assume the exercise of any other options or warrants.

(3) Includes options to acquire 1,520,072 shares of the Company's Common Stock. All of Mr. Morini's options currently are exercisable at $3.31 to $5.75 per share. The original exercise prices of 20,215 of the options ranged from $17.50 per share to $25.03 per share. The exercise prices of these options were reduced by the Board of Directors to $3.50 per share on August 31, 1993. Options expire as to 7,143 shares on December 4, 1997, as to 13,072 shares on October 1, 2001 as to 142,858 on
July 1, 2007, and as to 1,357,000 shares on June 15, 2009. Also includes 715 shares owned by Mr. Morini that are held in a nominee name and 286 shares held in joint tenancy. With the exception of the options and the shares held in a nominee name, all of Mr. Morini's shares are held by Morini Investments Limited Partnership, a Delaware limited liability partnership, of which Angelo Morini is the Limited Partner and Morini Investments LLC is the General Partner. Mr. Morini is the sole general partner of Morini Investments LLC.

(4)   Cede  &  Co. is a share depository used by shareholders  to
hold   stock  in  street  name.   Does  not  include  715  shares
beneficially owned by Angelo S. Morini and held by Cede & Co. in street name.


                SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 19, 2000, the number of shares owned directly, indirectly and beneficially by each executive officer and each director and director-nominee of the Company, and by all executive officers and directors as a group:

                             Amount and
Name and Address              Nature of                 Percent of
of Beneficial Owner     Beneficial Ownership (1)        Class (2)

Angelo S. Morini
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809         4,952,743 (3)               46%

Douglas A. Walsh
607 Tamiami Trail
Ruskin, Florida  33570              3,239 (4)                *

Marshall K. Luther
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809             9,190 (5)                *

Joseph Juliano
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809             9,286 (6)                *

Keith A. Ewing
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809            11,000 (7)                *

All executive officers and directors
as a group                      4,985,458                 46 %

*  Less than 1%.

(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is
10,747,884 shares. Does not assume the exercise of any other options or warrants.

(3) Includes options to acquire 1,520,072 shares of the Company's Common Stock. All of Mr. Morini's options currently are exercisable at $3.31 to $5.75 per share. The original exercise prices of 20,215 of the options ranged from $17.50 per share to $25.03 per share. The exercise prices of these options were reduced by the Board of Directors to $3.50 per share on August 31, 1993. Options expire as to 7,143 shares on December 4, 1997, as to 13,072 shares on October 1, 2001 as to 142,858 on July 1, 2007, and as to 1,357,000 shares on June 15, 2009. Also includes 715 shares owned by Mr. Morini that are held in a nominee name and 286 shares held in joint tenancy. With the exception of the options and the shares held in a nominee name, all of Mr. Morini's shares are held by Morini Investments Limited Partnership, a Delaware limited liability partnership, of which Angelo Morini is the Limited Partner and Morini Investments LLC is the General Partner. Mr. Morini is the sole general partner of Morini Investments LLC.

(4) Dr. Walsh, a current member of the Board of Directors, was granted an option to acquire 2143 shares of Common Stock on January 31, 1992 for an exercise price of $21.00 per share. This option expires on January 31, 2002. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 30, 1992 was $17.50 per share. Dr. Walsh was granted an additional option on October 1, 1992 to acquire 72 shares of Common Stock at an exercise price of $20.13 per share. This option expires on October 1, 2002. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on
September 30, 1992 was $18.38 per share. The exercise price of all of Dr. Walsh's then existing options was reduced to $14.00 per share on January 31, 1994. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 28, 1994 was $32.38 per share. On October 1, 1994, Dr. Walsh was granted an option to acquire 143 shares at an exercise price of $19.25 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1994, was $20.13 per share. This option expires on October 1, 2004. On October 1, 1995, Dr. Walsh was granted an option to acquire 143 shares at an exercise price of $4.13 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 29, 1995, was $4.16 per share. This option expires on October 1, 2005. On October 1, 1996, Dr. Walsh was granted an option to acquire 286 shares at an exercise price of $10.29 per share which expire on October 1, 2006. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1996 was $10.50 per share. On October 1, 1997, he was granted an option to acquire 286 shares at an exercise price of $8.31 per share which expire on October 1, 2007. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1997 was $8.31 per share. On October 1, 1998, he was granted an option to acquire 286 shares at an exercise price of $3.06 per share which expire on October 1, 2008. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1998 was $3.06 per share. On October 1, 1999, he was granted an option to acquire 286 shares at an exercise price of $4.13 per share which expire on October 1, 2009. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1999 was $4.13 per share. All of Dr. Walsh's options currently are exercisable.

(5) Mr. Luther, a current member of the Company's Board of Directors, holds warrants to acquire 7143 shares of Common Stock at a price of $4.48 per share. These warrants were granted as compensation for work per the terms of Mr. Luther's former agreement with the Company to serve as Senior Vice President of Marketing for a term of one year. In addition, Mr. Luther was granted options to acquire 2,143 shares of the Company's Common Stock on January 31, 1996, for an exercise price of $5.69 per share, which option expires on January 31, 2006. On October 1, 1996, Mr. Luther was granted an option to acquire 190 shares at an exercise price of $10.29 per share which expire on October 1, 2006. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1996 was $10.50 per share. On October 1, 1997, he was granted an option to acquire 286 shares at an exercise price of $8.31 per share which expire on October 1, 2007. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1997 was $8.31 per share. On October 1, 1998, he was granted an option to acquire 286 shares at an exercise price of $3.06 per share which expire on October 1, 2008. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1998 was $3.06 per share. On October 1, 1999, he was granted an option to acquire 286 shares at an exercise price of $4.13 per share which expire on October 1, 2009. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1999 was $4.13 per share. All of Mr. Luther's options currently are exercisable.

(6) Mr. Juliano, a current member of the Company's Board of Directors, was granted on October 1, 1999, options to acquire 72 shares at an exercise price of $4.13 per share which expire on October 1, 2009. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1999 was
$4.13  per  share.   All of Mr. Juliano's options  currently  are
exercisable.

(7) Includes options to acquire 10,000 shares of the Company's Common Stock which were granted to Mr. Ewing in fiscal 2000 pursuant to the Company's 1996 Stock Option Plan. Such options are exercisable at $3.75 per share and expire on February 10, 2010. None of these options are currently exercisable.



                         OTHER BUSINESS

The Board of Directors knows of no business which will be presented for consideration at the meeting other than stated above. If any other business should come before the meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.



                    EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail of by its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company, none of whom will receive additional compensation therefor, may also be made of some shareholders in person or by mail, telephone or telegraph, following the original solicitation.

                      SHAREHOLDER PROPOSALS

It is anticipated that the Company's next annual meeting of shareholders will be held in October 2000, and proposals of shareholders intended for inclusion in the proxy statement will be furnished to all shareholders entitled to vote at the next annual meeting of the Company, and must be received at the Company's principal executive offices no later than July 15, 2000. It is suggested that proponents submit their proposals by certified Mail-Return Receipt Requested. Notice of shareholder proposals outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (for proposals submitted for inclusion in proxy statement and form of proxy) for the next annual meeting of shareholders must be received at the Company's principal executive offices no later than September 20, 2000.

The Company will provide without charge to each person whose proxy is being solicited hereby, upon the written request of such person, a copy of the Company's annual report on Form 10-K, including the financial statements and the financial statement schedules, filed with the Securities and Exchange Commission for the Company's fiscal year ended March 31, 1999. All such requests should be directed to Investor Relations, at 2441 Viscount Row, Orlando, Florida 32809.